POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, COLLABORATIVE INVESTMENT SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, DONALD MENDELSOHN, and CASSANDRA BORCHERS as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-221072, 811-23306) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 13th day of November, 2017.

COLLABORATIVE INVESTMENT SERIES TRUST

By:

/s/Gregory H. Skidmore

Gregory H. Skidmore, President

STATE OF NEVADA

)

)

ss:

COUNTY OF WASHOE

)

Before me, a Notary Public, in and for said county and state, personally appeared Gregory H. Skidmore, President of the Trust, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 13th day of November, 2017.

/s/James H. Conces

Notary Public

[SEAL]

My commission expires: 04-21-2021

CERTIFICATE

The undersigned, Secretary of COLLABORATIVE INVESTMENT SERIES TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held November 5, 2017, and is in full force and effect:

WHEREAS, COLLABORATIVE INVESTMENT SERIES TRUST, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, DONALD MENDELSOHN, and CASSANDRA BORCHERS as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-221072, 811-23306) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:

November 13, 2017

/s/Gregory H. Skidmore

Gregory H. Skidmore, President

Collaborative Investment Series Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, COLLABORATIVE INVESTMENT SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and Principal Executive Officer, and a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, DONALD MENDELSOHN, and CASSANDRA BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-221072, 811-23306) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of November, 2017.

By:

/s/Gregory H. Skidmore

Gregory H. Skidmore, President and Principal Executive Officer, and Trustee

STATE OF NEVADA

)

)

ss:

COUNTY OF WASHOE

)

Before me, a Notary Public, in and for said county and state, personally appeared Gregory H. Skidmore, President of the Trust, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 13th day of November, 2017.

/s/James H. Conces

Notary Public

[SEAL]

My commission expires: 04-21-2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, COLLABORATIVE INVESTMENT SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, DONALD MENDELSOHN, and CASSANDRA BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-221072, 811-23306) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of January, 2018.

By:

/s/Brandon Lacoff

Brandon Lacoff, Trustee

STATE OF CONNECTICUT

)

)

ss:

COUNTY OF

)

Before me, a Notary Public, in and for said county and state, personally appeared Brandon Lacoff, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of January, 2018.

/s/Cody Laidlaw

Notary Public

My commission expires: 11/30/2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, COLLABORATIVE INVESTMENT SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, DONALD MENDELSOHN, and CASSANDRA BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-221072, 811-23306) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of November, 2017.

By:

/s/Adam Snitkoff

       Adam Snitkoff, Treasurer and Principal Financial Officer

STATE OF CONNECTICUT

)

)

ss:

COUNTY OF FAIRFIELD

)

Before me, a Notary Public, in and for said county and state, personally appeared Adam Snitkoff, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of November, 2017.

/s/Cody Laidlaw

Notary Public

[SEAL]

       My commission expires: 11/30/2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, COLLABORATIVE INVESTMENT SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, DONALD MENDELSOHN, and CASSANDRA BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-221072, 811-23306) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of November, 2017.

By:

/s/Dean Drulias

Dean Drulias, Trustee

STATE OF CONNECTICUT

)

)

ss:

COUNTY OF FAIRFIELD

)

Before me, a Notary Public, in and for said county and state, personally appeared Dean Drulias, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 5th day of November, 2017.

/s/Martin Lacoff

Notary Public

[SEAL]

My commission expires:  11/30/2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, COLLABORATIVE INVESTMENT SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, DONALD MENDELSOHN, and CASSANDRA BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-221072, 811-23306) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this __th day of November, 2017.

By:

Brandon Lacoff, Trustee

STATE OF CONNECTICUT

)

)

ss:

COUNTY OF

)

Before me, a Notary Public, in and for said county and state, personally appeared Brandon Lacoff, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this __th day of November, 2017.

Notary Public

My commission expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, COLLABORATIVE INVESTMENT SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, DONALD MENDELSOHN, and CASSANDRA BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-221072, 811-23306) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of November, 2017.

By:

/s/Fredrick Stoleru

Fredrick Stoleru, Trustee

STATE OF CONNECTICUT

)

)

ss:

COUNTY OF FAIRFIELD

)

Before me, a Notary Public, in and for said county and state, personally appeared Fredrick Stoleru, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 5th day of November, 2017.

/s/Martin Lacoff

Notary Public

[SEAL]

My commission expires:  11/30/2017